Write-down of Equity Investment	9 Months Ended
Sep. 30, 2018
Equity Method Investments and Joint Ventures [Abstract]
Write-down of Equity Investment
Write-down of Equity Investment
On May 31, 2017, Teekay Tankers entered into a merger agreement (or the Merger Agreement) to acquire the remaining 27.0 million issued and outstanding common shares of Tanker Investments Ltd. (or TIL), by way of a share-for-share exchange of 3.3 shares of Teekay Tankers Class A common stock for each outstanding share of TIL common stock. Teekay Tankers and Teekay then owned approximately 3.4 million and 2.5 million common shares, or 11.3% and 8.2% of TIL, respectively. As the Company then accounted for its investment in TIL under the equity method, the Company was required to remeasure its previously held equity investment to fair value at the acquisition date. Based on the then pending transaction, the Company recognized an other than temporary impairment and remeasured its investment in TIL to fair value during the second quarter of 2017 based on the TIL share price at June 30, 2017, resulting in a write-down of $48.6 million presented in equity income (loss) on the unaudited consolidated statements of loss for the nine months ended September 30, 2017. This transaction and its impact is described in more detail in Note 4a of the Company’s audited consolidated financial statements filed with its Annual Report on Form 20-F for the year ended December 31, 2017.